UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-02201
                                                     ---------

                                 Rivus Bond Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                                 113 King Street
                                Armonk, NY 10504
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Clifford D. Corso
                                 113 King Street
                                Armonk, NY 10504
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 914-273-4545
                                                            ------------

                        Date of fiscal year end: March 31
                                                 --------

                    Date of reporting period: March 31, 2008
                                              --------------

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


RIVUS BOND FUND SHAREHOLDER LETTER

APRIL 16, 2008

TO FELLOW SHAREHOLDERS:

The first quarter of 2008 continued where the fourth quarter in 2007 left off as the credit crisis and related liquidity crunch continued to cause significant losses in the financial sector. However, the impact of this crisis has now spread to other parts of the economy. This quarter the most prominent victim of the liquidity crunch was Bear Stearns. Lender confidence and appetite for Bear Stearns credit risk eroded within a matter of days and forced the Federal
Reserve (the "Fed") to broker a distressed sale to JP Morgan Chase. The Fed exercised its role as a lender of last resort and opened the discount window to investment banks for the first time since the Great Depression. Traditionally, this borrowing option was only available to regulated commercial banks. While seldom used by commercial banks, opening this option to investment banks like Morgan Stanley, Lehman Brothers and Goldman Sachs may ultimately prevent those firms from meeting a similar fate as Bear Stearns. The Fed has also introduced and enhanced several repurchase agreement structures so that illiquid high quality assets may be used as collateral by commercial and investment banks for short term borrowings. These measures have helped improve market liquidity.

On January 22 the Federal Open Market Committee ("FOMC") cut the Federal Funds rate by 75 basis points ("bps") to 3.5% in an unusual inter-meeting move reflecting its concern about poor liquidity in the short-term credit markets. Subsequently, on January 30 and on March 18 the FOMC cut the Federal Funds rate by 50 bps and 75 bps, respectively. These rate cuts, in total, represented an aggressive 200 bps reduction in rates to 2.25%. In announcing the March 18 cut of 75 bps, the Fed stated that recent economic data indicate that the outlook for economic activity has weakened further, growth in consumer spending has slowed, labor markets have softened and that the tightening of credit conditions and the deepening of the housing contraction are likely to weigh on economic growth over the next few quarters. The aggressive rate cuts combined with measures to foster market liquidity are expected to promote moderate growth over time and to mitigate the risks to slower economic activity.

This weak economic backdrop, the continued deterioration in the US housing market, and the credit crunch put considerable pressure on all financial assets with the exception of the highest quality securities, representing a significant flight to quality. At the highest end of the quality spectrum, US Treasuries delivered a strong total return of 4.43% for the quarter ended March 31, 2008 reflecting the 2% reduction in Fed Funds, and at the other end of the spectrum, High Yield bonds posted a negative 3.02% return for the quarter. Equities had a particularly difficult quarter with the Standard & Poor's 500 Index posting a return of negative 9.44%. For the Investment Grade Credit Index, the first quarter of 2008 marked one of the worst performances on record in terms of excess return.

During the quarter, the dollar continued to decline in value against major currencies, falling to $1.58 per Euro and 99.69 Yen per US$. As the dollar weakens, imported goods and raw materials cost more, adding to overall inflationary pressures and increasing the headwinds to a slowing economy. On the flip side, the weakness in the dollar makes US exports more competitive, thus "Net Exports" have contributed significantly to the US Gross Domestic Product ("GDP"). Oil prices have continued their upward trend, ending the quarter at $101.58 per barrel and are currently at record levels and likely contributing to a slowdown in the US economy. The unemployment rate at quarter end was 5.1%, up 0.1% from December 2007, but still down from the current cyclical high of 6.3% as of June 2003.

For the quarter ended March 31, 2008, the Rivus Bond Fund (the "Fund") had a Net Asset Value ("NAV") of $19.01 per share. This represents a 1.66% decrease from $19.33 per share at December 31, 2007. On March 31, 2008, the Fund's closing price on the New York Stock Exchange was $17.14 per share, representing a 9.84% discount to NAV per share, compared with 9.67% discount as of December 31, 2007. The market trading discount has narrowed to 5.57% as of market close on April 16, 2008 and is trading at a discount that is considerably lower than the peer group average of 7.6%. The narrowing discount may be a result of increased trading volume as a result of purchases of the Fund's shares in the secondary market by MBIA Inc. who are, in part, acting on their belief that Rivus shares "represent good investment value".

One of the primary objectives of the Fund is to maintain its high level of income. On March 12, 2008 the Board of Directors declared a dividend payment of $0.2875 per share payable April 30, 2008 to shareholders of record on April 4, 2008. The dividend was unchanged from the prior quarter and has been for the last 13 quarters. On an annualized basis, including the pending dividend, the Fund has paid a total of $1.15 per share in dividends, representing a 6.57% Dividend Yield based on the market price on April 16, 2008 of $17.50 per share.

Another primary objective of the Fund is to deliver a competitive total return. The table below compares the performance of the Fund to the Lehman Investment Grade Credit Index benchmark and the Fund's Peer Group average:

   TOTAL RETURN-PERCENTAGE CHANGE (ANNUALIZED FOR PERIODS LONGER THAN 1 YEAR)
              IN NAV PER SHARE WITH ALL DISTRIBUTIONS REINVESTED 1

                                             QUARTER    1 YEAR     2 YEARS    5 YEARS   10 YEARS
                                               TO         TO         TO         TO         TO
                                            03/31/08   03/31/08   03/31/08   03/31/08   03/31/08
                                            --------   --------   --------   --------   --------
Rivus Bond Fund 2 .......................    -1.66%      0.77%      4.14%      3.53%      4.80%
Lehman Investment Grade Credit Index 3 ..     0.43%      3.99%      5.53%      4.43%      5.94%
Peer Group Average 4 ....................    -2.13%     -0.89%      3.48%      4.77%      5.94%

----------

1 This is historical information and should not be construed as indicative of any likely future performance

2     Source: Lipper Inc.

3     Comprised  primarily  of  US  investment  grade  corporate  bonds  (FUND'S
      BENCHMARK)

4 Consists of a group of funds that the Fund has historically compared itself against

The Fund's performance for the 5 and 10 year historical periods was reduced by the impact of the 4.5% dilution of net asset value resulting from the rights offering during the December 2003 quarter. Adjusting for the impact of dilution we estimate the performance for the 5 year period was 4.22% and for the 10 year period was 5.16%.

The returns for the quarter and for the year ended March 31, 2008, relative to the benchmark, were negatively impacted by the disproportionate spread widening of High Yield bonds, in which the Fund had a significant allocation, relative to the Investment Grade Credit Index. Although the High Yield allocation took away from the Fund's performance in the quarter and for the year, it continues to generate a steady stream of income which has helped to maintain the dividend at the current level. The performance also looks decidedly better in comparison with the average of the Peer Group where the Fund outperformed the Peer Group average by 0.48% during the quarter and by 1.66% for the 12 month period. It is clear that all funds striving to sustain income in an environment of extreme flight to quality were hard hit relative to an Investment Grade Credit benchmark.

The Fund's performance will continue to be subject to the impact of trends in longer term interest rates and to trends in relative yield spreads on corporate bonds due to the concentration of the Fund's investments in such bonds. While event risk was a major concern in the market throughout 2006 and the first half of 2007, and slowing GDP growth was the concern in the second half of 2007; the concern in 2008 is an outright recession. Indeed, with continued trouble in the housing market, limited credit availability, high and rising oil prices and weaker consumer spending, we believe the real debate should be about the magnitude of a recession and not if there is a recession.

Consistent with this view, we continue to emphasize diversity and reduction of risk within the bounds of income stability. The pie chart below summarizes the portfolio quality of the Fund's long-term invested assets as of March 31, 2008:

         PERCENT OF TOTAL INVESTMENT (LOWER OF S&P AND MOODY'S RATINGS)

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA                  17.9%
AA                   10.4%
A                    21.8%
BBB                  34.1%
BB                    8.4%
B & Lower             7.4%

Please refer to the Schedule of Investments in the financial statements for details concerning portfolio holdings.

We would like to remind shareholders of the opportunities presented by the Fund's dividend reinvestment plan as detailed in the Fund's prospectus and referred to in the Shareholder Information section of this report. The dividend reinvestment plan affords shareholders a price advantage by allowing the purchase of shares at the lower of NAV or market price. This means that the reinvestment is at market price when the Fund is trading at a discount to NAV or at NAV per share when market trading is at a premium to that value. To participate in the plan, please contact PFPC Inc., the Fund's Transfer Agent and Dividend Paying Agent, at 1-800-331-1710. The Fund's investment adviser, MBIA Capital Management Corp., may be reached at 914-765-3272.

Sincerely,

/s/ Clifford D. Corso

Clifford D. Corso
President

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF THE RIVUS BOND FUND

We have audited the accompanying statement of assets and liabilities of Rivus Bond Fund, including the schedule of investments, as of March 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2008 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Rivus Bond Fund as of March 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 2, 2008

SCHEDULE OF INVESTMENTS                                           MARCH 31, 2008

                                                                                          MOODY'S/
                                                                                         STANDARD &
                                                                                           POOR'S        PRINCIPAL         VALUE
                                                                                          RATING(a)   AMOUNT (000'S)     (NOTE 1)
                                                                                         ----------   --------------   ------------
LONG-TERM DEBT SECURITIES (96.79%)
AUTOMOTIVE (4.23%)
Ford Holdings, LLC, Gtd., 9.30%, 03/01/30 ............................................    Caa1/CCC+      $  1,000      $    720,000
Ford Motor Co., Debs., 8.90%, 01/15/32 ...............................................    Caa1/CCC+         1,060           795,000
Ford Motor Credit Co., Debs., 7.00%, 10/01/13 ........................................      B1/B            1,000           780,019
Ford Motor Credit Co., Sr. Unsec. Notes, 8.00%, 12/15/16 .............................      B1/B            1,000           782,805
General Motors Acceptance Corp., Notes, 7.25%, 03/02/11 ..............................      B1/B+           1,000           787,365
Meritor Automotive, Inc., Notes, 6.80%, 02/15/09 .....................................      B2/B               87            81,562
                                                                                                                       ------------
                                                                                                                          3,946,751
                                                                                                                       ------------
BEVERAGES (0.55%)
Diageo Capital PLC, Co. Gty., 5.75%, 10/23/17 ........................................      A3/A-             500           512,068
                                                                                                                       ------------
CHEMICALS (0.50%)
Nova Chemicals Co., Sr. Notes, 6.50%, 01/15/12 .......................................     Ba3/B+             500           465,000
                                                                                                                       ------------
DIVERSIFIED FINANCIAL SERVICES (18.35%)
Bank of America Corp., Sub. Notes, 5.42%, 03/15/17 ...................................     Aa2/AA-          1,000           991,897
Bear Stearns Co., Inc., Sr. Unsec. Notes, 7.25%, 02/01/18 ............................    Baa1/AA-            500           516,695
BlackRock, Inc., Sr. Unsub., 6.25%, 09/15/17 .........................................      A1/A+             500           511,547
BNP Paribas, Sub. Notes, 5.186%, 06/29/35, 144A(b) ...................................     Aa3/AA-          1,000           838,714
Capital One Financial Corp., Notes, 7.125%, 08/01/08 .................................     A3/BBB+          1,000         1,001,552
Citigroup Capital XXI, Co. Gty., 8.30%, 12/21/57(b) ..................................      A1/A            1,000           985,373
General Electric Capital Corp., Notes, 6.125%, 02/22/11 ..............................     Aaa/AAA          1,000         1,062,927
General Electric Capital Corp., Unsec. Notes, 6.00%, 06/15/12 ........................     Aaa/AAA          1,725         1,839,195
HSBC America Capital Trust II, Co. Gty., 8.38%, 05/15/27, 144A .......................      NA/A            2,500         2,568,583
HSBC Finance Corp., Sr. Unsec. Notes, 6.75%, 05/15/11 ................................     Aa3/AA-          1,500         1,556,098
ICICI Bank Ltd., Unsub. Notes, 5.75%, 01/12/12, 144A .................................    Baa2/BBB-         1,000           970,333
JP Morgan Chase Bank NA, Sub. Notes, 6.00%, 10/01/17 .................................     Aa1/AA-          1,000         1,042,223
Landesbank Baden-Wurtt NY, Sub. Notes, 6.35%, 04/01/12 ...............................     Aaa/AA+            500           562,608
Sanwa Bank Ltd., Sr. Sub. Notes, 7.40%, 06/15/11 .....................................      Aa3/A             500           547,619
UBS PFD Funding Trust I, Co. Gty., 8.622%, 12/31/49(b) ...............................      Aa2/A           1,000           992,669
UBS PFD Funding Trust V, Co. Gty., 6.243%, 05/29/49(b) ...............................      Aa2/A             500           418,189
Wachovia Capital Trust III, Gtd., 5.80%, 03/15/42(b) .................................      A2/A            1,000           712,500
                                                                                                                       ------------
                                                                                                                         17,118,722
                                                                                                                       ------------
ENERGY (6.86%)
Anadarko Petroleum Corp., Sr. Notes, 5.95%, 09/15/16 .................................    Baa3/BBB-           700           723,904
Apache Corp., Notes, 7.70%, 03/15/26 .................................................      A3/A-             500           576,950
Chesapeake Energy Corp., Sr. Notes, 7.50%, 09/15/13 ..................................     Ba3/BB             500           515,000
Pemex Project Funding Master Trust, Co. Gty., 6.125%, 08/15/08 .......................    Baa1/BBB+            35            35,227
Petrobras International Finance Co., Sr. Unsub. Notes, 6.125%, 10/06/16 ..............    Baa1/BBB-           750           747,900
Transocean, Inc., Notes, 7.50%, 04/15/31 .............................................    Baa2/BBB+           500           550,987
Western Atlas, Inc., Debs., 8.55%, 06/15/24 ..........................................      A2/A            2,539         3,250,006
                                                                                                                       ------------
                                                                                                                          6,399,974
                                                                                                                       ------------
GAMING, LODGING & LEISURE (1.65%)
MGM Mirage, Inc., Co. Gty., 6.00%, 10/01/09 ..........................................     Ba2/BB             500           496,250
Starwood Hotels & Resorts Worldwide, Inc., Gtd., 7.875%, 05/01/12 ....................    Baa3/BBB-         1,000         1,044,204
                                                                                                                       ------------
                                                                                                                          1,540,454
                                                                                                                       ------------
HOME BUILDERS (0.91%)
Centex Corp., Notes, 5.45%, 08/15/12 .................................................     Ba1/BB+          1,000           845,000
                                                                                                                       ------------

   The accompanying notes are an integral part of these financial statements.

                                                                                          MOODY'S/
                                                                                         STANDARD &
                                                                                           POOR'S       PRINCIPAL          VALUE
                                                                                          RATING(a)   AMOUNT (000'S)     (NOTE 1)
                                                                                         ----------   --------------   ------------
INDUSTRIAL (1.33%)
Belden, Inc., Sr. Sub. Notes, 7.00%, 03/15/17 ........................................     Ba1/BB-       $    250      $    241,250
L-3 Communications Corp., Co. Gty., 6.125%, 07/15/13 .................................     Ba3/BB+            500           488,750
United Technologies Corp., Sr. Unsec. Notes, 5.375%, 12/15/17 ........................      A2/A              500           512,954
                                                                                                                       ------------
                                                                                                                          1,242,954
                                                                                                                       ------------
INSURANCE (5.42%)
AIG Sunamerica Global Finance VI, Sr. Notes, 6.30%, 05/10/11, 144A ...................     Aa2/AA+          1,000         1,050,870
Berkshire Hathaway Finance Corp., Notes, 5.10%, 07/15/14 .............................     Aaa/AAA          1,000         1,057,549
Penn Central Corp., Sub. Notes, 10.875%, 05/01/11(c) .................................      WR/NR           1,500         1,616,250
Sunamerica, Inc., Debs., 8.125%, 04/28/23 ............................................     Aa2/AA             750           863,315
XL Capital Europe PLC, Gtd., 6.50%, 01/15/12 .........................................     Baa1/A-            500           471,826
                                                                                                                       ------------
                                                                                                                          5,059,810
                                                                                                                       ------------
MEDIA (13.46%)
Clear Channel Communication, Inc., Co. Gty., 8.00%, 11/01/08 .........................     Baa3/B-          1,000         1,032,052
Comcast Corp., Gtd., 7.05%, 03/15/33 .................................................    Baa2/BBB+         2,000         2,039,450
Dex Media West LLC, Sr. Notes, 8.50%, 08/15/10 .......................................     Ba3/BB-            500           486,250
Dex Media West, LLC, Co. Gty., 9.875%, 08/15/13 ......................................     B1/BB-             500           435,000
Harcourt General, Inc., Sr. Debs., 8.875%, 06/01/22 ..................................      WR/A-           2,000         2,634,340
Idearc, Inc., Co. Gty., 8.00%, 11/15/16 ..............................................     B2/BB-             500           323,750
News America Holdings, Inc., Gtd., 7.90%, 12/01/95 ...................................    Baa2/BBB+         1,400         1,474,326
Quebecor World Capital Corp., Gtd., 6.125%, 11/15/13 .................................      WR/D            1,000           410,000
Time Warner, Inc., Debs., 9.15%, 02/01/23 ............................................    Baa2/BBB+         3,000         3,472,392
Viacom, Inc., Sr. Debs., 7.875%, 07/30/30 ............................................    Baa3/BBB            250           243,438
                                                                                                                       ------------
                                                                                                                         12,550,998
                                                                                                                       ------------
MINING (1.64%)
Freeport-McMoran C&G, Sr. Unsec. Notes, 8.375%, 04/01/17 .............................     Ba2/BB             500           530,625
Vale Overseas Ltd., Co. Gty., 6.25%, 01/23/17 ........................................    Baa3/BBB          1,000           995,878
                                                                                                                       ------------
                                                                                                                          1,526,503
                                                                                                                       ------------
PAPER (2.13%)
Abitibi-Consolidated, Inc., Debs., 8.85%, 08/01/30 ...................................     Caa2/B-            500           225,000
Smurfit Capital Funding PLC, Debs., 7.50%, 11/20/25 ..................................     Ba2/BB           2,000         1,760,000
                                                                                                                       ------------
                                                                                                                          1,985,000
                                                                                                                       ------------
PHARMACEUTICALS (0.61%)
Monsanto Co. (Pharmacia Corp.), Debs., 6.50%, 12/01/18 ...............................     Aa1/AAA            500           568,900
                                                                                                                       ------------
REAL ESTATE INVESTMENT TRUST (REIT) (4.29%)
Federal Realty Investment Trust, Sr. Unsec. Notes, 5.40%, 12/01/13 ...................    Baa1/BBB+           750           735,619
Host Marriott LP, Sr. Notes, 7.00%, 08/15/12 .........................................     Ba1/BB             500           488,750
iStar Financial, Inc., Sr. Notes, 6.00%, 12/15/10 ....................................    Baa2/BBB          1,000           780,000
Liberty Property LP, Sr. Notes, 7.50%, 01/15/18 ......................................    Baa2/BBB          1,000         1,009,823
Nationwide Health Properties, Inc., Notes, 6.00%, 05/20/15 ...........................    Baa3/BBB-           500           490,631
Prologis, Sr. Notes, 5.50%, 04/01/12 .................................................    Baa1/BBB+           500           501,232
                                                                                                                       ------------
                                                                                                                          4,006,055
                                                                                                                       ------------
RETAIL & RESTAURANT (2.67%)
Autonation, Inc., Co. Gty., 7.00%, 04/15/14 ..........................................     Ba2/BB+            500           443,750
Darden Restaurants, Inc., Debs., 7.125%, 02/01/16 ....................................    Baa3/BBB            500           504,348
JC Penney Co., Inc., Sr. Unsec. Notes, 8.00%, 03/01/10 ...............................    Baa3/BBB-         1,000         1,043,495
Yum! Brands, Inc., Sr. Unsec. Notes, 6.25%, 03/15/18 .................................    Baa2/BBB-           500           502,552
                                                                                                                       ------------
                                                                                                                          2,494,145
                                                                                                                       ------------

   The accompanying notes are an integral part of these financial statements.

                                                                                          MOODY'S/
                                                                                         STANDARD &
                                                                                           POOR'S       PRINCIPAL          VALUE
                                                                                          RATING(a)   AMOUNT (000'S)     (NOTE 1)
                                                                                         ----------   --------------   ------------
TELECOMMUNICATIONS (10.05%)
Citizens Communications Co., Sr. Notes, 6.25%, 01/15/13 ..............................     Ba2/BB+       $    500      $    452,500
Deutsche Telekom International Finance BV, Gtd., 8.25%, 06/15/30 .....................      A3/A-           2,000         2,399,170
France Telecom SA, Notes, 7.75%, 03/01/11(d) .........................................      A3/A-             750           813,257
GTE Corp., Debs., 6.94%, 04/15/28 ....................................................      Baa1/A          2,000         2,018,734
SBC Communications, Inc., Notes, 5.875%, 08/15/12 ....................................       A2/A             500           522,957
Sprint Capital Corp., Co. Gty., 6.90%, 05/01/19 ......................................    Baa3/BBB-         1,750         1,378,125
Verizon Global Funding Corp., Notes, 7.75%, 12/01/30 .................................       A3/A           1,646         1,788,389
                                                                                                                       ------------
                                                                                                                          9,373,132
                                                                                                                       ------------
TRANSPORTATION (4.98%)
BNSF Funding Trust I, Co. Gty., 6.613%, 12/15/55(b) ..................................    Baa3/BBB-           250           227,091
Burlington North Santa Fe., Unsec. Notes, 5.65%, 05/01/17 ............................    Baa1/BBB          1,000         1,001,355
Erac USA Finance, Co., Co. Gty., 7.00%, 10/15/37, 144A ...............................    Baa2/BBB          1,000           822,070
Federal Express Corp., Notes, 9.65%, 06/15/12 ........................................    Baa2/BBB          1,750         2,093,423
Ryder Systems, Inc., Notes, 5.85%, 03/01/14 ..........................................    Baa1/BBB+           500           500,504
                                                                                                                       ------------
                                                                                                                          4,644,443
                                                                                                                       ------------
UTILITIES (6.73%)
Avista Corp., 5.95%, 06/01/18 ........................................................    Baa2/BBB+           500           500,708
Dominion Resources, Inc., Sr. Unsub., Series 07-A, 6.00%, 11/30/17 ...................     Baa2/A-            500           519,635
DPL, Inc., Sr. Notes, 8.00%, 03/31/09(e) .............................................      NR/NR           1,000         1,042,912
Hydro-Quebec, Gtd., Debs., 8.25%, 04/15/26 ...........................................      Aa2/A+          1,550         2,118,311
Midamerican Funding LLC, Sec. Sr. Bonds, 6.927%, 03/01/29 ............................     A3/BBB+            500           531,300
NSTAR, Notes, 8.00%, 02/15/10 ........................................................       A2/A             500           540,982
Ohio Power Co., Sr. Notes, 6.00%, 06/01/16 ...........................................      A3/BBB            500           502,191
Old Dominion Electric Coop., Sec. Bonds, 6.25%, 06/01/11 .............................     Aaa/AAA            500           526,221
                                                                                                                       ------------
                                                                                                                          6,282,260
                                                                                                                       ------------
MORTGAGE BACKED SECURITIES (7.86%)
FHLMC Pool # B11892, 4.50%, 01/01/19 .................................................     Aaa/AAA          1,297         1,295,772
FHLMC Pool # A15675, 6.00%, 11/01/33 .................................................     Aaa/AAA            942           971,215
FNMA Pool # 763852, 5.50%, 02/01/34 ..................................................     Aaa/AAA          2,135         2,160,392
FNMA Pool # 754791, 6.50%, 12/01/33 ..................................................     Aaa/AAA          1,249         1,300,190
GNSF Pool # 417239, 7.00%, 02/15/26 ..................................................     Aaa/AAA             53            56,500
GNSF Pool # 780374, 7.50%, 12/15/23 ..................................................     Aaa/AAA             24            26,492
Meristar Commercial Mortgage Trust, Series 1999-C1, Class C, 8.29%, 03/03/16, 144A ...     Aaa/AAA            500           523,618
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A3, 5.679%,
   10/15/48 ..........................................................................     Aaa/AAA            500           498,516
Wells Fargo Mortgage Backed Securities Trust, Series 2007-10, Class 1A19, 6.00%,
   07/25/37 ..........................................................................      Aaa/NA            500           496,795
                                                                                                                       ------------
                                                                                                                          7,329,490
                                                                                                                       ------------

ASSET BACKED SECURITIES (2.57%)
CPS Auto Trust, Series 2007-C, Class A3, 5.43%, 05/15/12, 144A(c) ....................     Aaa/AAA            590           596,265
Daimler Chrysler Auto Trust, Series 2007-A, Class A3A, 5.00%, 02/18/12 ...............     Aaa/AAA          1,000         1,023,753
Option One Mortgage Loan Trust, Series 2007-FXD2, Class 2A1, 5.90%, 03/25/38(d) ......     Aaa/AAA            789           775,861
                                                                                                                       ------------
                                                                                                                          2,395,879
                                                                                                                       ------------

   The accompanying notes are an integral part of these financial statements.

                                                                      VALUE
                                                                     (NOTE 1)
                                                                   ------------

TOTAL INVESTMENT (96.79%)
   (Cost $91,051,826) ..........................................   $ 90,287,538
                                                                   ------------
OTHER ASSETS AND LIABILITIES (3.21%) ...........................      2,994,813
                                                                   ------------
NET ASSETS (100.00%) ...........................................   $ 93,282,351
                                                                   ============

----------
(a) Ratings for debt securities are unaudited. All ratings are as of March 31, 2008 and may have changed subsequently.

(b)   Variable rate security. Rate disclosed is as of March 31, 2008.

(c)   Security was valued using fair value procedures as of March 31, 2008.

(d)   Multi-Step Coupon. Rate disclosed is as of March 31, 2008.

(e)   Security rated BBB+ by Fitch.

144A Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At March 31, 2008, these securities amounted to 7.90% of net assets.

LEGEND
------
Co. Gty. - Company Guaranty
Debs. - Debentures
FHLMC - Federal Home Loan Mortgage Corp.
FNMA - Federal National Mortgage Association
GNSF - Government National Mortgage Association (Single Family)
Gtd. - Guaranteed
NA - Not Available
NR - Not Rated
Sec. - Secured
Sr. - Senior
Sub. - Subordinated
Unsec. - Unsecured
Unsub. - Unsubordinated
WR - Withdrawn Rating

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2008

Assets:
   Investment in securities, at value (amortized cost $91,051,826) (Note 1) ........................................   $ 90,287,538
   Cash ............................................................................................................      2,412,655
   Interest receivable .............................................................................................      1,657,048
   Prepaid expenses ................................................................................................         23,536
                                                                                                                       ------------
         TOTAL ASSETS ..............................................................................................     94,380,777
                                                                                                                       ------------

Liabilities:
   Securities Purchased ............................................................................................      1,011,238
   Payable to Investment Adviser ...................................................................................         39,545
   Accrued expenses payable ........................................................................................         47,643
                                                                                                                       ------------
         TOTAL LIABILITIES .........................................................................................      1,098,426
                                                                                                                       ------------
Net assets: (equivalent to $19.01 per share based on 4,907,678 shares of capital stock outstanding) ................   $ 93,282,351
                                                                                                                       ============

NET ASSETS consisted of:
   Par value .......................................................................................................   $  4,907,678
   Capital paid-in .................................................................................................     91,975,447
   Accumulated net investment loss .................................................................................       (444,438)
   Accumulated net realized loss on investments ....................................................................     (2,392,048)
   Net unrealized depreciation on investments ......................................................................       (764,288)
                                                                                                                       ------------
                                                                                                                       $ 93,282,351
                                                                                                                       ============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2008

Investment Income:
   Interest ........................................................................................................   $  6,151,431
   Other income ....................................................................................................         92,624
                                                                                                                       ------------
         Total Investment Income ...................................................................................      6,244,055
                                                                                                                       ------------
Expenses:
   Investment advisory fees (Note 4) .................................................................   $   478,307
   Transfer agent fees ...............................................................................        34,562
   Trustees' fees ....................................................................................        67,386
   Audit fees ........................................................................................        20,050
   Legal fees and expenses ...........................................................................        95,441
   Reports to shareholders ...........................................................................        21,936
   Custodian fees ....................................................................................        15,115
   Insurance .........................................................................................        35,285
   NYSE fee ..........................................................................................        25,000
   Miscellaneous .....................................................................................        45,394
                                                                                                         -----------
         Total Expenses ............................................................................................        838,476
                                                                                                                       ------------
            Net Investment Income ..................................................................................      5,405,579
                                                                                                                       ------------
Realized and unrealized gain (loss) on investments (Note 1):
   Net realized gain from security transactions ....................................................................        296,486
                                                                                                                       ------------
   Unrealized appreciation (depreciation) of investments:
      Beginning of the year ..........................................................................     4,208,776
      End of the year ................................................................................      (764,288)
                                                                                                         -----------
         Change in unrealized depreciation of investments ..........................................................     (4,973,064)
                                                                                                                       ------------
            Net realized and unrealized loss on investments ........................................................     (4,676,578)
                                                                                                                       ------------
Net increase in net assets resulting from operations ...............................................................   $    729,001
                                                                                                                       ============

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     YEAR ENDED       YEAR ENDED
                                                                                   MARCH 31, 2008   MARCH 31, 2007
                                                                                   --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income .......................................................   $    5,405,579   $    5,365,142
   Net realized gain from security transactions (Note 2) .......................          296,486           29,957
   Change in unrealized appreciation (depreciation) of investments .............       (4,973,064)       1,686,481
                                                                                   --------------   --------------
      Net increase in net assets resulting from operations .....................          729,001        7,081,580
                                                                                   --------------   --------------
Distributions:
   Distributions to shareholders from net investment income ....................       (5,643,833)      (5,643,838)
                                                                                   --------------   --------------
   Increase (decrease) in net assets ...........................................       (4,914,832)       1,437,742
Net Assets:
   Beginning of year ...........................................................       98,197,183       96,759,441
                                                                                   --------------   --------------
   End of year .................................................................   $   93,282,351   $   98,197,183
                                                                                   ==============   ==============
   Accumulated net investment loss .............................................   $     (444,438)  $     (365,036)
                                                                                   ==============   ==============

   The accompanying notes are an integral part of these financial statements.

                              FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of beneficial interest outstanding throughout each year presented.

                                                                                 YEAR ENDED MARCH 31,
                                                          -------------------------------------------------------------------
                                                              2008          2007          2006          2005          2004
                                                          -----------   -----------   -----------   -----------   -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year ....................   $     20.01   $     19.72   $     20.62   $     21.32   $     21.50
                                                          -----------   -----------   -----------   -----------   -----------
   Net investment income(1) ...........................          1.10          1.09          1.10          1.14          1.29
   Net realized and unrealized gain (loss) on
      investments(1) ..................................         (0.95)         0.35         (0.85)        (0.59)         0.83
                                                          -----------   -----------   -----------   -----------   -----------
Total from investment operations ......................          0.15          1.44          0.25          0.55          2.12
                                                          -----------   -----------   -----------   -----------   -----------
Capital share transaction:
   Dilution of the net asset value from rights offering
      (Note 6) ........................................            --            --            --            --         (0.97)
                                                          -----------   -----------   -----------   -----------   -----------
Less distributions:
   Dividends from net investment income ...............         (1.15)        (1.15)        (1.15)        (1.14)        (1.27)
   Distributions from tax return of capital ...........            --            --            --         (0.11)        (0.06)
                                                          -----------   -----------   -----------   -----------   -----------
Total distributions ...................................         (1.15)        (1.15)        (1.15)        (1.25)        (1.33)
                                                          -----------   -----------   -----------   -----------   -----------
Net asset value, end of year ..........................   $     19.01   $     20.01   $     19.72   $     20.62   $     21.32
                                                          ===========   ===========   ===========   ===========   ===========
Per share market price, end of year ...................   $     17.14   $     18.30   $     17.75   $     18.26   $     19.51
                                                          ===========   ===========   ===========   ===========   ===========

TOTAL INVESTMENT RETURN(1)
   Based on market value ..............................         (0.10)%        9.93%         3.52%         0.22%         1.13%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's) ....................   $    93,282   $    98,197   $    96,759   $   101,181   $   104,628
Ratio of expenses to average net assets ...............          0.88%         1.00%         0.90%         0.89%         0.86%
Ratio of net investment income to average net assets ..          5.66%         5.57%         5.42%         5.43%         5.57%
Portfolio turnover rate ...............................         17.25%        25.90%        24.33%         6.78%        11.99%
Number of shares outstanding at the end of the year
   (in 000's) .........................................         4,908         4,908         4,908         4,908         4,908

----------
(1) Total investment return is calculated assuming a purchase of shares of beneficial interest at the market price on the first day and a sale at the market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. The total investment return, if for less than a full year, is not annualized. Past performance is not a guarantee of future results.

   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES - The Rivus Bond Fund (the "Fund"), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end, management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles within the United States of America ("GAAP").

A. SECURITY VALUATION - In valuing the Fund's net assets, all securities for which representative market quotations are available will be valued at the last quoted sales price on the security's principal exchange on the day of valuation. If there are no sales of the relevant security on such day, the security will be valued at the bid price at the time of computation. Prices for securities traded in the over-the-counter market, including listed debt and preferred securities, whose primary market is believed to be over-the-counter, normally are supplied by independent pricing services. Securities for which market quotations are not readily available will be valued at their respective fair values as determined in good faith by, or under procedures established by the Board of Trustees. At March 31, 2008, Penn Central Corp. and CPS Auto Trust were valued using fair value procedures and represented 1.73% and 0.64% of net assets, respectively.

B. DETERMINATION OF GAINS OR LOSSES ON SALE OF SECURITIES - Gains or losses on the sale of securities are calculated for financial reporting purposes and for federal tax purposes using the identified cost basis. The identified cost basis for financial reporting purposes differs from that used for federal tax purposes in that the amortized cost of the securities sold is used for financial reporting purposes and the original cost of the securities sold is used for federal tax purposes, except for those instances where tax regulations require the use of amortized cost.

C. FEDERAL INCOME TAXES - It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

      The Fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes ("FIN 48"), on September 28, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the fund's tax positions taken on federal income tax returns for all open tax years (tax years March 31, 2005-2008) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Fund's financial statements.

D. OTHER - Security transactions are accounted for on the trade date. Interest income is accrued daily. Premiums and discounts are amortized using the interest method. Paydown gains and losses on mortgage-backed and asset-backed securities are presented as an adjustment to interest income. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

E. DISTRIBUTIONS TO SHAREHOLDERS AND BOOK/TAX DIFFERENCES - Distributions of net investment income will be made quarterly. Distributions of any net realized capital gains will be made annually. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for amortization of market premium and accretion of market discount. In order to reflect permanent book/tax differences that occurred during the fiscal year ended March 31, 2008, the following capital accounts were adjusted for the following amounts:

                                    UNDISTRIBUTED   ACCUMULATED
              (OVERDISTRIBUTED)      NET REALIZED     PAID-IN
            NET INVESTMENT INCOME     GAIN/(LOSS)     CAPITAL
            ---------------------   -------------   -----------
                 $ 158,852            $(158,852)       $ --

      Distributions during the fiscal years ended March 31, 2008 and 2007 were characterized as follows for tax purposes:

                         ORDINARY INCOME   RETURN OF CAPITAL   CAPITAL GAIN   TOTAL DISTRIBUTION
                         ---------------   -----------------   ------------   ------------------
         FY 2008         $   5,643,833     $     --            $    --        $     5,643,833
         FY 2007         $   5,643,838     $     --            $    --        $     5,643,838

      At March 31, 2008, the components of distributable earnings on a tax basis were as follows:

                       ACCUMULATED      CAPITAL LOSS   POST-OCTOBER   NET UNREALIZED
         TOTAL*      ORDINARY INCOME   CARRYFORWARD        LOSS        DEPRECIATION
      ------------   ---------------   -------------   ------------   --------------
      $(3,600,774)   $       272,818   $  (1,727,067)  $   (664,981)  $   (1,481,544)
      ============   ===============   =============   ============   ==============

      * Temporary differences include book amortization and deferral of post-October losses, if any, which will be recognized for the tax year ending March 31, 2009.

      As of March 31, 2008, the capital loss carryovers available to offset possible future capital gains were as follows:

                          AMOUNT         EXPIRATION DATE
                        ----------       ---------------
                        $  153,490            2010
                         1,393,195            2011
                            47,236            2013
                           133,146            2015

      At March 31, 2008, the following table shows for federal tax purposes the aggregate cost of investments, the net unrealized appreciation of those investments, the aggregate gross unrealized appreciation of all securities with an excess of market value over tax cost and the aggregate gross unrealized depreciation of all securities with an excess of tax cost over market value:

           AGGREGATE    NET UNREALIZED   GROSS UNREALIZED   GROSS UNREALIZED
            TAX COST     DEPRECIATION      APPRECIATION      (DEPRECIATION)
         ------------   --------------   ----------------   ----------------
         $ 91,769,082    $(1,481,544)      $ 3,647,718        $(5,129,262)

      The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the differing treatments for amortization of market premium and accretion of market discount.

F. USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - PORTFOLIO TRANSACTIONS - The following is a summary of the security transactions, other than short-term investments, for the year ended March 31, 2008:

                                         COST OF      PROCEEDS FROM SALES
                                        PURCHASES        OR MATURITIES
                                       ------------   -------------------
      U.S. Government Securities       $         --   $           858,738
      Other Investment Securities      $ 16,064,165   $        15,665,804

NOTE 3 - CAPITAL STOCK - At March 31, 2008, there were 10,000,000 shares of capital stock ($1.00 par value) authorized, with 4,907,678 shares issued and outstanding.

NOTE 4 - INVESTMENT ADVISORY CONTRACT AND PAYMENTS TO AFFILIATED PERSONS - MBIA Capital Management Corp. ("MBIA-CMC") serves as Investment Adviser to the Fund. MBIA-CMC is entitled to a fee at the annual rate of 0.50% on the first $100 million of the Fund's month end net assets and 0.40% on the Fund's month-end net assets in excess of $100 million.

PFPC Inc., a member of PNC Financial Services Group, provides accounting and administrative services to the Fund and is compensated for these services by the Investment Adviser.

Certain officers of the Fund are also directors, officers and/or employees of investment adviser. None of the Fund's officers receives compensation from the Fund.

NOTE 5 - DIVIDEND AND DISTRIBUTION REINVESTMENT - In accordance with the terms of the Automatic Dividend Investment Plan (the "Plan"), for shareholders who so elect, dividends and distributions are made in the form of previously unissued Fund shares at the net asset value if on the Friday preceding the payment date (the "Valuation Date") the closing New York Stock Exchange price per share, plus the brokerage commissions applicable to one such share equals or exceeds the net asset value per share. However, if the net asset value is less than 95% of the market price on the Valuation Date, the shares issued will be valued at 95% of the market price. If the net asset value per share exceeds market price plus commissions, the dividend or distribution proceeds are used to purchase Fund shares on the open market for participants in the Plan. During the year ended March 31, 2008, the Fund issued no shares under this Plan.

NOTE  6 -  RIGHTS  OFFERING  - On  December  3,  2003  the  Fund  completed  its transferable rights offering. In accordance with the terms of the rights offering described in the Fund's prospectus an additional 1,234,420 shares were issued at a subscription price of $18.77 per share, making the gross proceeds raised by the offering $23,170,063, before offering-related expenses. Dealer/manager fees of $868,877 and offering costs of approximately $417,993 were deducted from the gross proceeds making the net proceeds available for investment by the Fund $21,883,193. The dilution impact of the offering was $0.97 per share or 4.49% of the $21.58 net asset value per share on December 3, 2003, the expiration and pricing date of the offering.

NOTE 7 - NEW ACCOUNTING PRONOUNCEMENTS - In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157") was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

SHAREHOLDER INFORMATION (UNAUDITED)

EVALUATION AND APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees, including a majority of those trustees who are not "interested persons" as such term is defined in the 1940 Act ("Independent Trustees"), unanimously approved the continuation for an additional one-year period of the existing investment advisory agreement dated June 30, 2006 (the "Agreement") between the Rivus Bond Fund (the "Fund") and MBIA Capital Management Corp. (the "Adviser"). The Agreement has an initial term of two years and continues thereafter from year to year if specifically approved at least annually by the "vote of a majority of the outstanding voting securities" of the Fund or by the Board of Trustees and, in either event, by the vote of a majority of the Trustees who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for such purpose.

Before meeting to determine whether to approve the continuance of the Agreement, the Trustees had the opportunity to review written materials provided by the Adviser and legal counsel to the Fund which contained information to assist the Trustees in their evaluation of the Agreement. The Adviser had responded to an information and document request letter sent on behalf of the Board of Trustees pursuant to Section 15(c) of the 1940 Act. The Adviser provided information regarding (i) services performed for the Fund, (ii) the size and qualifications of the Adviser's portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager's management of the Fund, (iv) investment performance, (v) brokerage selection procedures, (vi) the procedures for allocating investment opportunities between the Fund and other clients, (vii) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, (viii) any litigation, investigation or administrative proceeding which may have a material impact on the Adviser's ability to service the Fund, (ix) the compliance with the Fund's investment objective, policies and practices (including codes of ethics), federal securities laws and other regulatory requirements, and (x) its proxy voting policies. Included with this information was also information regarding the advisory fees received and an analysis of these fees in relation to the delivery of services to the Fund, the costs of providing such services, the profitability of the Adviser in general and as a result of the fees received from the Fund and any other ancillary benefit resulting from the Adviser's relationship with the Fund. The Trustees had also received a copy of the advisory agreement, the Adviser's financial statements and its Form ADV. The Trustees were also provided with a memorandum from legal counsel regarding the applicable legal standards and relevant case law the Trustees should consider when approving the continuation of an investment advisory agreement. The Trustees also reviewed comparative performance data, comparative statistics and fee data for the Fund relative to other funds in its peer group.

The Trustees considered and weighed the above information based upon their accumulated experience in governing the Fund and working with the Adviser on matters relating to the Fund. During its deliberations on whether to approve the continuance of the Agreement, the Trustees considered many factors.

The Trustees considered the nature, extent and quality of the services provided by the Adviser. The Trustees considered the services provided to the Fund by the Adviser as compared to services provided by other advisers which manage funds with investment objectives, strategies and policies similar to those of the Fund. The Trustees concluded that the nature, extent and quality of the services provided by to the Fund were appropriate and consistent with the terms of the Agreement, that the quality of those services had been consistent with industry norms and that the Fund was likely to benefit from the continued provision of those services by the Adviser. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and had demonstrated its continuing ability to attract and retain qualified personnel. The Trustees noted that the portfolio managers of the Fund had approximately 55 years of combined investment experience.

The Trustees considered the investment performance of the Fund and the Adviser. The Trustees reviewed and considered comparative performance data and the Fund's performance relative to other fixed-income closed-end funds with similar investment objectives, strategies and policies, its respective benchmark index, the Lehman Brothers Investment Grade Credit Index and its peer group rankings. The Trustees also noted their review and evaluation of the Fund's investment performance on an on-going basis throughout the year. The Trustees considered the consistency of performance results and the short-term and long-term performance of the Fund. The Trustees also noted the ability of the Fund to maintain a consistent dividend and that substantially all of the quarterly distributions paid out to shareholders were from investment income. They concluded that the performance of the Fund and the Adviser was within an acceptable range of performance relative to other fixed-income closed-end funds with similar investment objectives, strategies and policies.

The Trustees then considered the costs of the services provided by the Adviser, the compensation and benefits received by the Adviser in providing services to the Fund, as well as the Adviser's profitability. The Trustees were provided with and had reviewed the Adviser's financial statements. In addition, the Trustees considered any direct or indirect revenues received by affiliates of the Adviser. The Trustees also noted that the Adviser is responsible for paying the Fund's administrator and accounting services agent. The Trustees were satisfied that the Adviser's profits were sufficient to continue as a viable concern generally and as investment adviser of the Fund specifically. The Trustees concluded that the Adviser's fees and profits (if any) derived from its relationship with the Fund in light of the Fund's expenses were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other investment advisers for managing comparable funds with similar strategies. The Trustees also concluded that the overall expense ratio of the Fund was reasonable, taking into account the size of the Fund, the quality of services provided by the Adviser, and the investment performance of the Fund.

The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Trustees determined that economies of scale would be achieved at higher asset levels for the Fund to the benefit of Fund shareholders due to break-points in the advisory fee. However, the Trustees noted that the opportunity for asset growth was limited because the Fund is a closed-end fund.

The Trustees considered whether any events have occurred that would constitute a reason for the Trustees not to renew the Agreement and concluded there were not. The Independent Trustees also met in executive session outside of the presence of the Adviser and its representatives to deliberate on the approval of the Agreement. After consideration of all the factors, and taking into consideration the information presented during previous meetings of the Board of Trustees, the Trustees determined that it would be in the best interests of the Fund and its shareholders to approve the continuation of the Agreement. In arriving at its decision, the Trustees did not identify any single matter as controlling, but made their determination in light of all the facts and circumstances.

ADDITIONAL INFORMATION REGARDING THE FUND'S TRUSTEES AND OFFICERS

                                                                                                     TERM OF OFFICE
                             POSITION HELD                PRINCIPAL OCCUPATION                             AND
  NAME, ADDRESS AND AGE        WITH FUND                 DURING THE PAST 5 YEARS                  LENGTH OF TIME SERVED
-------------------------------------------------------------------------------------------------------------------------
W. Thacher Brown*               Trustee      Former President of MBIA Asset Management LLC       Shall serve until the
113 King Street                              from July 1998 to September 2004; and Former        next annual meeting or
Armonk, NY 10504                             President of 1838 Investment Advisors, LLC from     until his successor is
Born: December 1947                          July 1988 to May 2004.                              qualified. Trustee since
                                                                                                 1988

Morris Lloyd, Jr.               Trustee      Retired; former Development Officer, Trinity        Shall serve until the
113 King Street                              College from April 1996 to June 2002.               next annual meeting or
Armonk, NY 10504                                                                                 until his successor is
Born: September 1937                                                                             qualified. Trustee since
   Trustee                                                                                       1989

J. Lawrence Shane               Trustee      Retired; former Vice Chairman and CFO of            Shall serve until the
113 King Street                              Scott Paper Company until 1992.                     next annual meeting or
Armonk, NY 10504                                                                                 until his successor is
Born: January 1935                                                                               qualified. Trustee since
   Trustee                                                                                       1974

Suzanne P. Welsh                Trustee      Vice President for Finance and Treasurer,           Shall serve until the
113 King Street                              Swarthmore College.                                 next annual meeting or
Armonk, NY 10504                                                                                 until her successor is
Born: March 1953                                                                                 qualified. Trustee since
                                                                                                 2008

Clifford D. Corso*             President     President and Chief Investment Officer, MBIA        Shall serve until death,
MBIA CMC                                     Capital Management Corp.; Managing Director and     resignation, or removal.
113 King Street                              Chief Investment Officer, MBIA Insurance            Officer since 2005
Armonk, NY 10504                             Corporation; officer of other affiliated entities
Born: October 1961                           within the MBIA Asset Management Group.

Marc D. Morris*                Treasurer     Director of MBIA Capital Management Corp.;          Shall serve until death,
MBIA CMC                                     Director and officer of other affiliated entities   resignation, or removal.
113 King Street                              within the MBIA Asset Management Group.             Officer since 2005
Armonk, NY 10504
Born: March 1959

Leonard I. Chubinsky*          Secretary     Deputy General Counsel of MBIA Insurance            Shall serve until death,
MBIA CMC                                     Corporation; officer of other affiliated entities   resignation, or removal.
113 King Street                              within the MBIA Asset Management Group.             Officer since 2005
Armonk, NY 10504
Born: December 1948

Richard J. Walz*                Chief        Officer of several affiliated entities within the   Shall serve until death,
MBIA CMC                      Compliance     MBIA Asset Management Group.                        resignation, or removal.
113 King Street                Officer                                                           Officer since 2005
Armonk, NY 10504
Born: April 1959

                                                                                                      TERM OF OFFICE
                             POSITION HELD                PRINCIPAL OCCUPATION                             AND
  NAME, ADDRESS AND AGE        WITH FUND                 DURING THE PAST 5 YEARS                  LENGTH OF TIME SERVED
-------------------------------------------------------------------------------------------------------------------------
Robert T. Claiborne*        Vice President   Officer of MBIA Capital Management Corp.            Shall serve until death,
MBIA CMC                                                                                         resignation, or removal.
113 King Street                                                                                  Officer since 2006
Armonk, NY 10504
Born: August 1955

Gautam Khanna*              Vice President   Officer of MBIA Capital Management Corp.            Shall serve until death,
MBIA CMC                                                                                         resignation, or removal.
113 King Street                                                                                  Officer since 2006
Armonk, NY 10504
Born: October 1969

* Denotes a trustee/officer who is an "interested person" of the Fund as defined under the provisions of the Investment Company Act of 1940. Mr. Brown is an "interested person" because he has an interest in MBIA Inc., the parent of the Fund's Investment Adviser. Messrs. Corso, Morris, Chubinsky, Walz, Claiborne and Khanna are "interested persons" by virtue of being employees of the Fund's Investment Adviser.

HOW TO GET INFORMATION REGARDING PROXIES

The Fund has adopted the Adviser's proxy voting policies and procedures to govern the voting of proxies relating to the voting securities of the Fund. You may obtain a copy of these proxy voting procedures, without charge, by calling
(800) 765-6242 or on the Securities and Exchange Commission website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling (800) 765-6242 or on the SEC's website at www.sec.gov.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the Security and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information

DIVIDEND REINVESTMENT PLAN

The Fund has established a plan for the automatic investment of dividends and distributions pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. All shareholders of record are eligible to join the Plan. PFPC Inc. acts as the agent (the "Agent") for participants under the Plan.

Shareholders whose shares are registered in their own names may elect to participate in the Plan by completing an authorization form and returning it to the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

Dividends and distributions are reinvested under the Plan as follows. If the market price per share on the Friday before the payment date for the dividend or distribution (the "Valuation Date"), plus the brokerage commissions applicable to one such share, equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants valued at the net asset value or, if the net asset value is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on that date, plus the brokerage commissions applicable to one such share, the Agent will buy shares on the open market, on the New York Stock Exchange, for the participants' accounts. If before the Agent has completed its purchases, the market price exceeds the net asset value of shares, the average per share purchase price paid by the Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution has been paid in shares issued by the Fund at net asset value.

There is no charge to participants for reinvesting dividends or distributions payable in either shares or cash. The Agent's fees for handling of reinvestment of such dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or cash. However, each participant will be charged by the Agent a pro rata share of brokerage commissions incurred with respect to Agent's open market purchases in connection with the reinvestment of dividends or distributions payable only in cash.

For purposes of determining the number of shares to be distributed under the Plan, the net asset value is computed on the Valuation Date and compared to the market value of such shares on such date. The Plan may be terminated by a participant by delivery of written notice of termination to the Agent at the address shown below. Upon termination, the Agent will cause a certificate or certificates for the full shares held for a participant under the Plan and a check for any fractional shares to be delivered to the former participant.

Distributions of investment company taxable income that are invested in additional shares generally are taxable to shareholders as ordinary income. A capital gain distribution that is reinvested in shares is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

Plan information and authorization forms are available from PFPC Inc., P.O. Box 43027, Providence, RI 02940-3027.

PRIVACY POLICY

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the minimum information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within MBIA-CMC and its affiliated entities, only a limited number of people who actually service accounts will ever have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, MBIA-CMC and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our Web site - www.MBIA.com.

NOTICE

The Fund's Audit Committee adopted an audit committee charter on September 10, 2003. A copy of the audit committee charter was included as Appendix A to the Fund's proxy statement filed with the U.S. Securities and Exchange Commission in May, 2004, which is available on the SEC website: www.sec.gov. A copy of the Fund's audit committee charter is also available to shareholders, free of charge, upon request by calling the Fund at 800-331-1710.

ANNUAL CERTIFICATION

The Fund's CEO has submitted to the NYSE the required annual certification, and the Fund also has included the certifications of the Fund's CEO and CFO required by Section 302 of the Sarbanes-Oxley Act of 2002 in the Fund's Forms N-CSR filed with the Securities and Exchange Commission for the period of this report.

--------------------------------------------------------------------------------

             HOW TO GET ASSISTANCE WITH SHARE TRANSFER OR DIVIDENDS

                     Contact Your Transfer Agent, PFPC Inc.,
        P.O. Box 43027, Providence, RI 02940-3027, or call 1-800-331-1710

--------------------------------------------------------------------------------

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

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

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

                                    TRUSTEES
                            ------------------------
                                W. THACHER BROWN
                                MORRIS LLOYD, JR.
                                J. LAWRENCE SHANE
                                SUZANNE P. WELSH

                                    OFFICERS
                            ------------------------
                                CLIFFORD D. CORSO
                                    PRESIDENT
                                 MARC D. MORRIS
                                    TREASURER
                                LEONARD CHUBINSKY
                                    SECRETARY
                                  RICHARD WALZ
                            CHIEF COMPLIANCE OFFICER
                               ROBERT T. CLAIBORNE
                                 VICE PRESIDENT
                                  GAUTAM KHANNA
                                 VICE PRESIDENT

                               INVESTMENT ADVISER
                            ------------------------
                          MBIA CAPITAL MANAGEMENT CORP.
                                 113 KING STREET
                                ARMONK, NY 10504

                                    CUSTODIAN
                            ------------------------
                               PFPC TRUST COMPANY
                             8800 TINICUM BOULEVARD
                             PHILADELPHIA, PA 19153

                                 TRANSFER AGENT
                            ------------------------
                                    PFPC INC.
                                 P.O. BOX 43027
                            PROVIDENCE, RI 02940-3027
                                 1-800-331-1710

                                     COUNSEL
                            ------------------------
                               PEPPER HAMILTON LLP
                              3000 TWO LOGAN SQUARE
                            EIGHTEENTH & ARCH STREETS
                             PHILADELPHIA, PA 19103

                             INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM
                            ------------------------
                            TAIT, WELLER & BAKER LLP
                               1818 MARKET STREET
                                   SUITE 2400
                             PHILADELPHIA, PA 19103

                                      RIVUS
                                           Managed by MBIA

                                 ANNUAL REPORT
                                 MARCH 31, 2008

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the Registrant's Code of Ethics can be obtained without charge, upon request, by calling the Registrant at 1-800-331-1710.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that J. Lawrence Shane, the Chairman of the Board's Audit Committee, and Suzanne P. Welsh possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to each qualify as an "audit committee financial expert," and has designated Mr. Shane and Ms. Welsh as the Audit Committee's financial experts. Mr. Shane and Ms. Welsh are both "independent" Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $17,300 and $16,400 for the fiscal years ended March 31, 2008 and March 31, 2007, respectively.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 and $0 for the fiscal years ended March 31, 2008 and March 31, 2007, respectively.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $2,700 and $2,600 for the fiscal years ended March 31, 2008 and March 31, 2007, respectively.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 and $0 for the fiscal years ended March 31, 2008 and March 31, 2007, respectively.

   (e)(1) The registrant's audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant's principal accountant (the "Pre-Approval Policies"). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

   (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) N/A

                           (c) 0%

                           (d) N/A

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 and $0 for the fiscal years ended March 31, 2008 and March 31, 2007, respectively.

     (h)  Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated audit committee consisting of all the independent trustees of the registrant. The members of the audit committee are:
Morris Lloyd, Jr., J. Lawrence Shane and Suzanne P. Welsh.

ITEM 6. INVESTMENTS.

     (a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

     (b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                               PROXY VOTING POLICY

                          MBIA CAPITAL MANAGEMENT CORP.

INTRODUCTION

     This Proxy Voting Policy ("Policy") for MBIA Capital Management Corp. ("MBIA-CMC") reflects our duty as a fiduciary under the Investment Advisers Act of 1940 (the "Advisers Act") to vote proxies in the best interests of our clients. In addition, the Department of Labor views the fiduciary act of managing ERISA plan assets to include the voting of proxies. Proxy voting decisions must be made solely in the best interests of the pension plan's participants and beneficiaries. The Department of Labor has interpreted this requirement as prohibiting a fiduciary from subordinating the retirement income interests of participants and beneficiaries to unrelated objectives. The guidelines in this Policy have been formulated to ensure decision-making consistent with these fiduciary responsibilities.

     Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supersede the specific guidelines in this Policy. MBIA-CMC will disclose to our advisory clients information about this Policy as well as disclose to our clients how they may obtain information on how we voted their proxies. Additionally, MBIA will maintain proxy voting records for our advisory clients consistent with the Advisers Act. For those of our clients that are registered investment companies, MBIA-CMC will disclose this Policy to the shareholders of such funds and make filings with the Securities and Exchange Commission and make available to fund shareholders the specific proxy votes that we cast in shareholder meetings of issuers of portfolio securities in accordance with the rules and regulations under the Investment Company Act of 1940.

     Registered investment companies that are advised by MBIA-CMC as well as certain of our advisory clients: may participate in securities lending programs, which may reduce or eliminate the amount of shares eligible for voting by MBIA-CMC in accordance with this Policy if such shares are out on loan and cannot be recalled in time for the vote.

     Implicit in the initial decision to retain or invest in the security of a corporation is approval of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy, proposals that would change the existing status of a corporation will be reviewed carefully and supported only when it seems clear that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, management will be assessed on an ongoing basis both in terms of its business capability and its dedication to the shareholders to ensure that, our continued confidence remains warranted. If it is determined that management is acting on its own behalf instead of for the well being of the corporation, we will vote to support shareholder proposals, unless other mitigating circumstances are present.

     Additionally, situations may arise that involve an actual or-perceived conflict of interest. For example, we may manage- assets of a pension plan of a company whose management is soliciting proxies, or a MBIA-CMC employee may have a close relative who serves as a director or executive of a company that is soliciting proxies. In all cases, the manner in which we vote proxies must be based on our clients' best interests and not the product of the conflict.

     This Policy and its attendant recommendations attempt to generalize a complex subject. It should be clearly understood that specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. In such instances, the relevant facts will be considered, and if a vote contrary to these guidelines is indicated it will be cast and the reasons therefore recorded in writing.

     The provisions of this Policy will be deemed applicable to decisions similar to voting proxies, such as tendering of securities, voting consents to corporate actions, and solicitations with respect to fixed income securities, where MBIA may exercise voting authority on behalf of clients.

     Section I of the Policy describes proxy proposals that may be characterized as routine and lists examples of the types of proposals we would typically support. Section II of the Policy describes various types of non-routine proposals and provides general voting guidelines. These non-routine proposals are categorized as those involving:

          A.   Social Issues,

          B.   Financial/Corporate Issues, and

          C.   Shareholder Rights.

     Finally, Section III of the Policy describes the procedures to be followed casting: a vote pursuant to these guidelines.

                                    SECTION I

                                 ROUTINE MATTERS

     Routine proxy proposals, amendments, or resolutions are typically proposed by management and meet the following criteria:

1. They do not measurably change the structure, management control, or operation of the corporation.

2. They are consistent with industry standards as well as the corporate laws of the state of incorporation.

                              VOTING RECOMMENDATION

MBIA-CMC will normally support the following routine proposals:

1.   To increase authorized common shares.

2. To -increase authorized preferred shares as long as there are not disproportionate voting rights per preferred share.

3.   To elect or re-elect Trustees.

4    To appoint or elect auditors.

5. To approve indemnification of Trustees and limitation of Trustees' liability.

6.   To establish compensation levels.

7.   To establish employee stock purchase or ownership plans.

8.   To set time and location of annual meeting.

                                   SECTION II

                              NON-ROUTINE PROPOSALS

A.       SOCIAL ISSUES

Proposals in this category involve issues of social conscience. They are typically proposed by shareholders who believe that the corporation's internally adopted policies are ill advised or misguided.

                              VOTING RECOMMENDATION

If we have determined that management is generally socially responsible, we will generally vote against the following shareholder proposals:

1.   To enforce restrictive energy policies.

2.   To place arbitrary restrictions on military contracting.

3,   To bar or place arbitrary restrictions on trade with other countries.

4.   To restrict the marketing of controversial products.

5.   To limit corporate political activities.

6.   'To bar or restrict charitable contributions.

7. To enforce a general policy regarding human rights based on arbitrary parameters.

8. To enforce a general policy regarding employment practices based -on arbitrary parameters.

9. To enforce a general policy regarding animal rights based on arbitrary parameters.

10.  To place arbitrary restrictions on environmental practices.

B. FINANCIAL/CORPORATE ISSUES

     Proposals in this category are usually offered by management and seek to change a corporation's legal, business or financial structure.

                              VOTING RECOMMENDATION

We will generally vote in favor of the following management proposals provided the position of current shareholders is preserved or enhanced:

1.   To CHANGE the state of incorporation.

2.   To approve mergers, acquisitions or dissolution.

3.   To institute indenture changes.

4.   To change capitalization.

C. SHAREHOLDER RIGHTS

     Proposals in this category are made regularly both by management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power.

     We typically would oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time, we believe stability and continuity promote profitability. The guidelines in this area seek to find a middle road, and they are no more than guidelines. Individual proposals may have to be carefully assessed in the context of their particular circumstances.

                              VOTING RECOMMENDATION

We will generally vote for; he following management proposals:

1. To require majority approval of shareholders in acquisitions of a controlling share in the corporation.

2.   To institute staggered board of Trustees.

3. To, require shareholder approval of not more than 66 70% for a proposed amendment to the corporation's by-laws.

4.   To eliminate cumulative voting.

5. To adopt anti-greenmail charter or by-law amendments or to otherwise restrict a company's ability to make greenmail payments.

6.   To create a dividend reinvestment program.

7.   To eliminate preemptive rights.

8. To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action (commonly known as a "poison pill").

We will generally vote AGAINST the following management proposals:

1. To require greater than 66 2/3% shareholder approval for a proposed amendment to the corporation's by-laws ("super-majority provisions").

2. To require that an arbitrary fair price be offered to all shareholders that is derived from a fixed formula ("fair price amendments").

3. To authorize a new class of common stock or preferred stock which may have more votes per share than the existing common stock.

4.   To prohibit replacement of existing members of the board of Trustees.

5. To eliminate shareholder action by written consent without a shareholder meeting.

6. To allow only the board of Trustees to call a shareholder meeting or to propose amendments to the articles of incorporation.

7. To implement any other action or procedure designed primarily to discourage a takeover or other similar action (commonly known. as a "poison pill").

8.   To limit the ability of shareholders to nominate Trustees.

We will generally vote for the following shareholder proposals:

1. To rescind share purchases rights or require that they be submitted for shareholder approval, but only if the vote required for approval is not more than 66 2/3%.

2. To opt out of state anti-takeover laws deemed to be detrimental to the shareholder.

3. To change the state of incorporation for companies operating under the umbrella of anti-shareholder state corporation laws if another state is chosen with favorable laws in this and other areas.

4. To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action.

5. To permit shareholders to participate in formulating management's proxy and the opportunity to discuss and evaluate management's director nominees, and/or to nominate shareholder nominees to the board

6. To require that the board's audit, compensation, and/or nominating committees be comprised exclusively of independent Trustees.

7. To adopt anti-greenmail charter or by-law amendments or otherwise restrict a company's ability to make greenmail payments.

8.   To create a dividend reinvestment program.

9. To recommend that votes to "abstain" not be considered votes "cast" at an annual meeting or special meeting, unless required by state, law.

10. To require that "golden parachutes" be submitted for shareholder ratification.

We will generally vote against the following shareholder proposals:

1.   To restore preemptive rights.

2,   To restore cumulative voting.

3.   To require annual election of Trustees or to specify tenure.

4.   To eliminate a staggered board of Trustees.

5.   To require confidential voting.

6. To require Trustees to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

7.   To dock director pay for failing to attend board meetings.

                                   SECTION III

                                 VOTING PROCESS

         MBIA-CMC will designate a portfolio manager (the Proxy Voting Portfolio Manager), who is responsible for voting proxies for all advisory accounts and who will generally vote proxies in accordance with these guidelines. In circumstances in which 1) the subject matter of the vote is not covered by these guidelines, 2) a material conflict of interest is present or, 3) we believe it may be necessary, in the best interests of shareholders, to vote contrary to our general guidelines, the Proxy Voting Portfolio Manager will discuss the matter with the President and Chief Investment Officer of MBIA-CMC, who will be responsible for making the definitive determination as to how the proxy matter will be voted. The President/Chief investment officer may consult with the General Counsel, the CCO, or other investment personnel in making this determination.

Any questions regarding this Policy may be directed to the General Counsel of MBIA-CMC.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1)            Portfolio Manager:
                  Robert T. Claiborne, CFA
                  Director, MBIA Capital Management Corp.
                  January 2000 - Present
                  Responsible for day-to-day management of portfolio

                  Portfolio Manager:
                  Gautam Khanna, CPA, CFA
                  Director, MBIA Capital Management Corp.
                  May 2003 - Present
                  Responsible for day-to-day management of portfolio Prior to joining MBIA, Mr. Khanna was an analyst with TimesSquare Capital in NY, NY.

(a)(2)(i) Robert T. Claiborne, CFA
         (ii)     (A) Registered investment companies - $0 as of March 31, 2008

                  (B) Other pooled investment vehicles - $0 as of March 31, 2008

                  (C) Other Accounts - CDOs - 3 as of March 31, 2008.
                      Approximately $658 million in total assets as of March 31, 2008. The three CDO portfolios are co-managed with another Portfolio Manager who has no investment responsibilities for the Rivus Bond Fund.

         (iii)    None.

         (iv) No material conflicts of interests are expected to arise with the management of the Rivus Bond Fund and the CDO portfolios as the CDO portfolios have very specific requirements under the respective Indentures for purchases. Two of the CDO portfolios are cash portfolios and all are in their amortization period.

            Gautam Khanna - N/A

(a)(3) The Portfolio Managers each receive compensation that is composed of an annual cash fixed salary, a variable cash bonus, and long-term incentive compensation comprised of cash and restricted stock of MBIA Inc. The cash salary level is adjusted annually. The cash bonus and long term incentive compensation is determined annually and is based on a combination of the overall performance of MBIA Inc., the overall performance of MBIA Asset Management and the individual Portfolio Managers' contribution to that performance. Compensation is not based on any specific performance criteria of any of the portfolios managed.

(a)(4) The Portfolio Managers do not own any equity securities of the registrant as of March 31, 2008.

(b)               N/A. Filing is an annual report.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

    (a)(1) Not applicable.

    (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
           Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

    (a)(3) Not applicable.

    (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
           Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)               Rivus Bond Fund
             -------------------------------------------------------------------

By (Signature and Title)*  /s/ Clifford D. Corso
                         -------------------------------------------------------
                           Clifford D. Corso, President
                           (principal executive officer)

Date              May 29, 2008
    ----------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Clifford D. Corso
                         -------------------------------------------------------
                           Clifford D. Corso, President
                           (principal executive officer)

Date              May 29, 2008
    ----------------------------------------------------------------------------

By (Signature and Title)*  /s/ Marc D. Morris
                         -------------------------------------------------------
                           Marc D. Morris, Treasurer
                           (principal financial officer)

Date              May 29, 2008
    ----------------------------------------------------------------------------

* Print the name and title of each signing officer under his or her signature.